                                                                    Exhibit 10.2

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                        DEVELOPMENT AND LICENSE AGREEMENT

         THIS AGREEMENT ("Agreement") is made and entered into as of the Effective Date by and between OPTICAL SENSORS INCORPORATED, a Delaware corporation ("Licensor" and sometimes "OSI"), with an address at 7615 Golden Triangle Drive, Suite C, Minneapolis, Minnesota 55344, and NELLCOR PURITAN BENNETT, INC., a Delaware corporation ("Licensee" and sometimes "NPB") and a division of Tyco Healthcare Group LP, with an address at 4280 Hacienda Drive, Pleasanton, California 94588.

                                    RECITALS:

         A. Licensor is the exclusive licensee of issued U.S. Patent No. 6,055,447 and U.S. Patent No. 6,216,024 B1, and related patents and applications owned by the Institute of Critical Care Medicine ("ICCM"), a California nonprofit corporation, with an address at 1695 North Sunrise Way, Building #3, Palm Springs, California 92262, all such patents and applications relating to a method and device for taking measurements in the alimentary canal region between the stomach and the mouth, or in the respiratory canal region between the lungs and face (including mouth and nasal regions) to assess or help assess systemic hypoperfusion, each as listed in Exhibit A1 attached hereto; and OSI owns other related patents and pending patent applications, each listed in Exhibit A2 attached hereto (collectively all patent and patent applications in Exhibits A1 and A2 being hereinafter referred to as "Patents" and "Patent Applications").

         B. Licensee desires to obtain from Licensor, and Licensor desires to grant to Licensee, an exclusive, worldwide Field of Use sublicense and license under the Patent Rights (as defined below), including but not limited to the Patents and Patent Applications listed in Exhibits A1 and A2, on the terms and conditions set forth in this Agreement.

         C. Licensee desires Licensor to complete development of the Model 3000, to manufacture the Model 3000, and then transfer such manufacturing capability to Licensee.

         D. Licensor desires to retain exclusive, worldwide right and license, with the right to grant sublicenses, to practice the Patent Rights and to have made, use, promote, market and sell products in connection with practicing the Patent Rights that are not covered within the Field of Use.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

         1. Definitions.

                  a. "Affiliate" as used in this Agreement with respect to a person or entity means any corporation, company, partnership, joint venture, entity and/or firm which controls, is controlled by or is under common control with such person or entity.

                  b. "Average Selling Price" as used in this Agreement means with respect to each country (i) the aggregate Net Sales of Sensors during a particular period sold for use in each country divided by (ii) the aggregate number of Sensors sold, net of returns, during the same period for use in each country. Average Selling Price shall be calculated separately for each country.

                  c. "Date of First Commercial Sale" shall mean that date on which an initial transfer by Licensee of a Section 3.a(3) "manufactured" Model 3000 Sensor and related Instrument is made to a third party in exchange for value, which Sensor and Instrument shall constitute "manufactured" product made after an "effective transfer" from development to manufacturing and after the Section 3.a(3) milestone has been met.

                  d. "Effective Date" shall mean the date of complete execution of this Agreement.

                  e. "Field Forward Military Applications" means specially hardened designs or products made to comply with non-civilian specifications delineated by the U.S. or a foreign military for the detection and monitoring of regional and/or systemic hypoperfusion of military personnel prior to and during combat from a location remote from a military critical care unit.

                  f. "Field of Use" means applications for taking measurements in the alimentary canal region between the stomach and the mouth, or in the respiratory canal region between the lungs and face (including mouth and nasal regions) to assess or help assess systemic hypoperfusion, and specifically excludes all Field Forward Military Applications and all other applications not directly related to taking measurements in the alimentary and respiratory regions referred to herein to assess or help assess systemic hypoperfusion (e.g., measurements for regional tissue perfusion of any internal organ, appendage, etc.).

                  g. "Gross Margin" as used in this Agreement means the difference between Net Sales of Sensors or Instruments and Licensee's direct cost of manufacturing Sensors or Instruments (i.e., direct material cost, direct labor cost and manufacturing overhead) or having third parties manufacture Instruments, as calculated in accordance with generally accepted accounting principles consistently applied as utilized by Licensee in its normal financial reporting. Freight costs for product shipped from OSI to Licensee shall be included in Licensee's direct cost of manufacturing regardless of Licensee's normal financial reporting standards. As of the date of this Agreement, Licensee calculates direct cost of manufacturing for its other products in accordance with the methodology described in Exhibit B.

                  h. "ICCM License" shall mean the "patent license agreement" entered into as of July 20, 1998, between Institute of Critical Care Medicine and Licensor.

                  i. "Instrument" as used in this Agreement means any device which connects to a Sensor and processes signals obtained therefrom to assess or help assess systemic hypoperfusion, and which is covered by a validly issued U.S. patent included in the Patent Rights. An Instrument can comprise a standalone monitor, an OEM board for sale to third parties who make monitors (which monitors shall not be considered "Instruments", just the OEM boards), and that portion of any multiparameter monitor dedicated to assessing or helping to assess systemic hypoperfusion using signals obtained from the alimentary canal region between the stomach and the mouth, or the respiratory canal region between the lungs and face (including mouth and nasal regions).

                  j. "Know-How" shall mean any and all techniques, processes and apparatus for designing and/or making Instruments and/or Sensors, including but not limited to the Model 3000 system.

                  k. "Major Countries" as used in this Agreement means each of the following geographic territories: United States, Japan, United Kingdom, France, Germany and Italy.

                  l. "Model 3000" is a next generation Instrument and Sensor in development at OSI which constitutes an improvement to a model 2000 Instrument and Sensor previously developed by OSI. The Model 2000 has been cleared by OSI to market by the U.S. Food and Drug Administration
         (FDA).

                  m. "Net Sales" as used in this Agreement means the amount actually received by Licensee and its Affiliates from the sale of Sensors or Instruments, as the case may be, less the sum of the following deductions where applicable: cash, trade or quantity discounts, sales, use, tariff, import/export duties or other excise or similar taxes imposed upon particular sales, transportation and related insurance charges and allowances or credits to customers because of rejections or returns, as calculated in accordance with consistently applied and generally accepted accounting principles as utilized by Licensee in its normal financial reporting. In the event Sensors or Instruments are bundled with or included as part of another product (a "Combined Product"), the amount received by Licensee for the Sensor and/or Instrument shall be deemed to be that portion of the total amount received by Licensee for the Combined Product that the cost of the Sensor and/or Instrument bears to the total cost of the Combined Product. "Net Sales" shall not include any mark-up charged by sales agents of Licensee which are not Affiliates and shall only include amounts actually received by Licensee as specified herein.

                  n. "Patent Rights" as used in this Agreement means all right, title and interest of Licensor and its Affiliates in (i) the Patents;
         (ii) any patents that issue on the Patent Applications; (iii) any patents issuing from any reissues, renewals, extensions, divisionals, continuations and continuations-in-part of the Patents and Patent Applications; (iv) any foreign patents corresponding to such patents; and (v) any patents issuing on any and all improvements, modifications, enhancements or new ideas developed or conceived by Licensor and/or ICCM, and their respective Affiliates, and in which Licensor and/or ICCM retain Field of Use rights in and to, and which is usable in connection with the Patents and the Patent Applications for use in the Field of Use.

                  o. "Sensor" as used in this Agreement means any device which detects signals either in or around

                           (1) the alimentary canal between the stomach and the
                  mouth;

                           (2) the mouth;

                           (3) the nasal passages; or

                           (4) the respiratory region between the lungs and face
                  (nose/mouth),

         to assess or help assess systemic hypoperfusion and that is covered by a validly issued U.S. patent included in the Patent Rights. Sensors can be disposable or reusable, and shall not include any part of an Instrument, which may connect to the Sensor to process electrical or optical signals from the Sensor.

                  p. "Supplemental Agreement" means the agreement being executed contemporaneously herewith by Licensee and ICCM.

                  q. "Supply Agreement" means the supply agreement between Licensor and Licensee being executed contemporaneously herewith.

                  r. "Third Party Infringement" shall mean any activity by any third party that constitutes infringement of any of the Patent Rights.

                  s. "Year 1" shall extend for one year and shall begin on the first day of the first calendar quarter after the Date of First Commercial Sale.

                  t. "Year 2" shall extend for one year and begin upon termination of Year 1.

                  u. "Year 3" shall extend for one year and begin upon termination of Year 2.

                  v. "Year 4" shall extend for one year and begin upon termination of Year 3.


         2. License.

                  a. Grant. Licensor hereby grants to Licensee an exclusive, worldwide, right and license to practice the Patent Rights and Know-How in the Field of Use to make, have made, develop, improve, use, promote, market and sell Sensors and Instruments, including the right to have third parties manufacture, sell and distribute on behalf of Licensee. Licensee shall inform Licensor of the identities of third parties that are selling Instruments or Sensors on behalf of Licensee, and Licensee shall inform Licensor of the identities of third parties that are manufacturing Instruments or Sensors on behalf of Licensee. Licensor hereby reserves the right to practice the Patent Rights to make or have made Sensors or Instruments in the Field of Use as necessary to perform under the Supply Agreement to supply Sensors and Instruments exclusively to Licensee. Licensor hereby reserves all rights to practice the Patent Rights and the Know-How outside the Field of Use.

                  b. Conversion to Non-Exclusive License. If Licensee elects not to make Minimum Royalty Payments to Licensor for an entire year as permitted by Section 3.e, the license granted in Section 2.a may become, at the option of Licensor, non-exclusive upon sixty (60) days written notice if the past due Minimum Royalty Payments are not paid during this sixty (60) day period.

                  c. Repurchase Rights. If Licensee elects not to make Minimum Royalty Payments for two (2) consecutive years as permitted by Section 3.e, OSI, on thirty (30) days notice, may purchase back from Licensee worldwide distribution, development and manufacturing rights for the sum of two million dollars ($2,000,000) plus fifty percent (50%) of Licensee's prior year's gross margin on worldwide Sensors and Instruments. This repurchase right shall expire if not exercised within six (6) months of Licensee's failure to make Minimum Royalty Payments for two (2) consecutive years.


         3. Payments; Royalties; Fees.

                  a. Manufacturing Milestone Payments. In the first year after the Effective Date, Licensee shall pay Licensor the following product development and manufacturing development milestone payment amounts (which amounts are not license fees):

                           (1) Seven hundred fifty thousand dollars ($750,000)
                  upon complete execution of this Agreement (net ten (10) days).

                           (2) Five hundred thousand dollars ($500,000) upon
                  agreement in writing between Licensee and Licensor on detailed Model 3000 customer functional requirements which are consistent in detail with Nellcor's product development process for customer requirements. The parties expect such requirements to be agreed upon within one (1) month of the Effective Date. If such agreement cannot be reached within three (3) months of the Effective Date, Licensee may terminate this Agreement on thirty (30) days written notice and owe no additional monies hereunder.

                           (3) Four hundred thousand dollars ($400,000) net
                  forty-five (45) days after effectively transferring the design of the Model 3000 from the Licensor's development organization to the Licensor's manufacturing operation. An effective transfer will occur when the Licensor has demonstrated that its quality system, the product design of the Model 3000, and the processes involved in its manufacture are in compliance with the Quality System Regulation (QSR, 21 CFR Part 820). Evidence of compliance will include ***. An effective transfer shall require that OSI pass all three audits referenced above, and successfully demonstrate completion of OSI's QSR procedure. If the Model 3000 as manufactured by Licensor is subject to a quality recall, all costs associated with the recall shall be borne *** percent (***%) by Licensor and *** percent (***%) by Licensee. Licensee shall be entitled to take a credit against Minimum Royalty Payments and running royalties for any Licensor recall costs paid or incurred by Licensee.

                           (4) Three hundred fifty thousand dollars ($350,000)
                  net forty-five (45) days after: the Date of First Commercial Sale, Licensor has demonstrated to Licensee's reasonable satisfaction a first pass yield of 95% while meeting the labor and material costs specified in the Supply Agreement on standard production lots of probes and monitors (minimum of 1,000 probes and 100 monitors required), Licensor obtains U.S. clearance to market or documentation satisfying FDA letter to file requirements, and Licensor has transferred all Know-How associated with such Model 3000 manufacturing to Licensee.

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                  b. License Percentage Royalty to ICCM. Licensee shall pay to ICCM, on behalf of Licensor, a royalty on Net Sales of any Sensors and Instruments sold by Licensee equal to the amounts owed by OSI under
         Section 3(a) of the ICCM License.

                  c. Percentage Royalty to Licensor in Patented Countries. Subject to royalty amounts being reduced as provided by subsection 3.d, in Year 1 Licensee shall pay to Licensor a royalty on Net Sales of any Sensors sold by Licensee equal to *** percent (***%) of Net Sales of Sensors minus all amounts payable by Licensee to ICCM for Sensors under
         Section 3.b. In Year 2 and thereafter, Licensee shall pay to Licensor a royalty on Net Sales of any Sensors sold by Licensee equal to the percentage set forth below (minus all amounts payable by Licensee to ICCM for Sensors under Section 3.b) which is dependent on Licensee's gross margin.

            Nellcor Sensor Gross Margin %, before          Licensor Royalty %
          payment of Royalties to Licensor and ICCM            on Sensors
          -----------------------------------------            ----------

                         ***% +                                   ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                         ***%                                     ***%


                         ***%                                     ***%

                         ***%                                     ***%

                         ***%                                     ***%

                     ***% or less                                 ***%

         Subject to royalty amounts being reduced as provided by subsection 3.d, royalties payable with respect to Net Sales of Sensors shall be calculated separately for each country based on the Average Selling Price in each country. Subject to royalty amounts being reduced as provided by subsection 3.d, Licensee shall pay to Licensor a royalty on Net Sales of any Instruments sold by Licensee equal to *** percent (***%) of the aggregate Gross Margin with respect to Instruments that are sold by Licensee minus all amounts payable by Licensee to ICCM for Instruments under Section 3.b. Royalties under this Section 3.c shall by payable with respect to sales of Sensors and related Instruments only if a valid patent (or an application is pending as provided in subsection 3.d), included in the Patent Rights with claims covering the Sensor or Instruments, as the case may be, has issued (or is pending), and is in force in the country where the sales occur, prior to the date of sale.

                  d. Percentage Royalty to Licensor in Non-Patented Countries. For sales of Sensors and Instruments in countries in which a valid patent, included in the Patent Rights, with claims covering the Sensor or Instruments, as the case may be, has not issued prior to the date of sale, royalties to Licensor, but not ICCM, shall be *** those set forth in Section 3.c. However, Licensor may file patent applications in non-patented countries, and if it does so, Licensee shall pay Licensor full royalties as defined in Section 3.c (rather than *** royalties) on Net Sales in those countries where the application is pending, so long as the Sensor or Instrument, as the case may be, is covered

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

         by enforceable issued claims in a corresponding U.S. case. If, for some reason, the application(s) never issues as a patent in a reasonable period of time with claims covering the Sensor or Instruments, as the case may be, in the non-patented country(ies), Licensee shall deduct the *** percent (***%) overpayment, if any, in royalties for that country from future royalty, minimum and/or milestone payments.

                  e. Minimum Royalty. Notwithstanding Sections 3.a-3.d, Licensee shall pay to Licensor, or its designee, a minimum royalty equal to:

                       Year               Minimum Royalty
                       ----               ---------------
                      Year 2                   $***
                      Year 3                   $***
                      Year 4                   $***

         (hereinafter, "Minimum Royalty Payment"). Prior to October 1, 2003, minimum royalties payable by Licensee during any year shall first be paid by Licensee to ICCM on behalf of Licensor to fulfill Licensor's minimum royalty payment obligation to ICCM under Section 3(b) of the ICCM License, with any remainder then being paid to OSI. Minimum royalties shall be paid in equal quarterly installments within forty-five (45) days of the end of each calendar quarter, beginning with the first calendar quarter of Year 2; provided that any royalties paid pursuant to Sections 3.b-3.d with respect to Net Sales received or Gross Margins earned by Licensee for any minimum royalty year shall be applied as a credit against the Minimum Royalty Payment for such year. Licensee may elect to stop making Minimum Royalty Payments. If Licensee makes such election for an entire year, Licensor shall have the right to convert the license granted to Licensee to a non-exclusive license pursuant to Section 2.b, and if such election extends over two (2) years Licensor shall have the right to repurchase the license rights pursuant to Section 2.c.

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                  f. Payments. All royalties payable to Licensor and ICCM under this Agreement shall be paid within forty-five (45) days after the end of each calendar quarter to which such royalty payment relates. The Minimum Royalty Payment, if any, shall be paid within forty-five (45) days after the end of each calendar quarter. Each royalty payment shall be accompanied by a written statement, showing (i) aggregate Net Sales received by Licensee during such quarter in connection with the sale of Sensors; (ii) Gross Margin earned by Licensee during such quarter in connection with the sale or placement of Instruments; (iii) any sublicense fees received; and (iv) the amount of royalty and sublicense fees, as the case may be, payable to Licensor and ICCM with respect to each of the foregoing, on a country by country basis. Licensee shall submit such quarterly statements beginning with the first royalty payment made pursuant to Sections 3.b-3.d.

                  g. Books and Records. Licensee agrees to keep for three (3) years complete and accurate books of account and records covering all transactions relating to this Agreement. Licensor, at its expense, shall have the right to have an independent accounting firm, mutually agreeable to both parties, one time in each calendar year on reasonable notice, to audit Licensee's books of account and records that related to the subject matter and terms of this Agreement. Licensor shall not have any right to audit any other books of account or records of Licensee. Such firm shall only disclose to Licensor (and copy Licensee) such information as is necessary to verify the accuracy of Licensee's statements.


         4. Licensee's Development and Commercialization Efforts.

                  So long as the license granted herein remains exclusive, Licensee shall use reasonable commercial efforts to develop and commercialize Sensors and Instruments. Licensee shall be responsible for:

                  a. funding and monitoring any clinical trial and/or outcome studies as Licensee in its sole discretion deems appropriate;

                  b. R&D support and redesign of Sensors and Instruments (but not manufacturing engineering support during Year 1);

                  c. manufacturing Sensors and Instruments and engineering manufacturing support after Year 1; and

                  d. developing sales and marketing infrastructure.


         5. Licensor's Development and Commercialization Efforts.

                  a. Licensor shall use reasonable commercial efforts to create Model 3000 customer functional requirements which are agreeable to Licensee so as to complete the Section 3.a(2) milestone as soon as possible after the Effective Date.

                  b. Licensor shall use reasonable commercial efforts to achieve the Model 3000 development to manufacturing transfer milestone set forth in Section 3.a(3).

                  c. Licensor shall use reasonable commercial efforts to supply Licensee with manufactured Sensors and Instruments in accordance with the terms of the Supply Agreement, and to effectively transfer manufacturing equipment, processes and knowledge to Licensee during the term of the Supply Agreement.

                  d. Other than the amounts set forth in Section 3 and in the Supply Agreement, Licensor shall not be entitled to any compensation whatsoever for development and manufacturing of Sensors and Instruments, or for providing support therefor. All amounts payable under Section 3.a are for development and manufacturing support, and are not prepaid royalties.

         6. Licensee's Representations and Warranties.

                  Licensee hereby represents and warrants to Licensor that as of the date hereof:

                  a. Licensee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and this Agreement has been duly authorized by all necessary corporate action.

                  b. This Agreement is the legal, valid and binding obligation of Licensee, enforceable against Licensee in accordance with its terms.

                  c. Neither the execution and delivery of this Agreement nor the compliance with the terms and conditions hereof will conflict with, result in a breach or violation by Licensee of or constitute a default under any of the terms, conditions or provisions of any contract, agreement or other instrument to which Licensee is or may be bound or affected.

                  d. Licensee is under no obligation or subject to any judicial, administrative or other proceeding which would limit licensee's ability to fully perform its obligations hereunder.


         7. Licensor's Representations and Warranties.

                  Licensor hereby represents and warrants to Licensee that as of the date hereof:

                  a. Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and this Agreement has been duly authorized by all necessary corporate action.

                  b. This Agreement is the legal, valid and binding obligation of Licensor, enforceable against Licensor in accordance with its terms.

                  c. Neither the execution and delivery of this Agreement nor the compliance with the terms and conditions hereof will conflict with, result in a breach or violation by Licensor of or constitute a default under any of the terms, conditions or provisions of any contract, agreement or other instrument to which Licensor is or may be bound or affected.

                  d. The Patent Rights include all patents and patent applications that Licensor has any interest in and which are useable in connection with making, using or selling Sensors and/or Instruments in the Field of Use.

                  e. Except for the non exclusive rights Nihon Kohden has in U.S. Patent No. 5,579,763 and foreign equivalents in conjunction with ISFET pCO2 and CO2 sensors, Licensor is the sole and exclusive licensee of the Exhibit A1 Patent Rights and Licensor has not granted any licenses or any other rights in the Exhibit A1 Patent Rights to any party other than Licensee. Licensor is the sole and exclusive owner of the Exhibit A2 Patent Rights, free and clear of any license, security interests, known claims, encumbrances or known charges of any kind, and has full right, power and authority to enter into this Agreement and to grant to Licensee the rights to be granted hereunder. Licensor has not granted to any third party any rights of first refusal with respect to the licenses granted herein or any other rights to obtain a license from Licensor to practice the Patent Rights, other than as set forth in the ICCM License.

                  f. Licensor is not under any obligations inconsistent with the provisions of this Agreement.

                  g. To the best of Licensor's knowledge, (i) the Patent Rights are valid and enforceable, including inventorship, and (ii) the rights granted under this Agreement do not infringe any patent, copyright, trademark, license, trade secret or other intellectual property right of any third party. Licensor is not aware of any information which could render any of the claims of any of the Patent Rights invalid or unenforceable.

                  h. There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature, judgment, decree, decision, injunction, writ or order pending or, to the knowledge of Licensor, threatened or contemplated by or against or involving Licensor or its shareholders, directors or officers (but only in their capacity as such), pertaining to the Patent Rights or this Agreement, whether at law or in equity, before or by any person, entity governmental or quasi-governmental, administrative or regulatory agency or any court, other than pending patent applications.

                  i. OSI is in compliance with all, and not in breach of any of, the terms of the ICCM License, including but not limited to all royalty payments and development and commercialization obligations.


         8. Term and Termination.

                  a. Term. The term of this Agreement shall commence on the Effective Date and shall remain in force, unless terminated earlier in accordance with Section 8.b, until the latest expiration date of a validly issued U.S. or foreign patent subject to this Agreement.

                  b. Termination. Notwithstanding the provisions of Section 8.a, this Agreement may be terminated in accordance with the following provisions:

                           (1) By Licensor under Section 3.a(2).

                           (2) Upon mutual written agreement of the parties.

                           (3) Either party may terminate this Agreement by
                  giving notice in writing to the other party in the event the other party is in material breach of this Agreement, so long as the other party does not, in good faith, dispute the validity of the breach, and the other party shall have failed to cure such breach within ninety (90) days of receipt of written notice thereof from the first party, unless such breach cannot reasonably be cured within ninety (90) days, in which case the breaching party shall have undertaken good faith efforts to cure such breach within ninety (90) days. If the breach is disputed, in good faith, the Agreement can only be terminated on ninety (90) days notice after the dispute is resolved unless such breach cannot reasonably be cured within ninety (90) days, in which case the breaching party shall have undertaken good faith efforts to cure such breach within ninety (90) days.

                           (4) Licensee may terminate this Agreement immediately
                  if any material claim of ***.

                           (5) Licensee may terminate this Agreement for any
                  reason upon one hundred eighty (180) days notice anytime after December 31, 2002.

                  c. Rights and Obligation on Termination. In the event of termination of this Agreement for any reason, the parties shall have the following rights and obligation:

                           (1) Licensee shall remain responsible for any payment
                  due to Licensor that has accrued prior to the effective date of termination.

                           (2) The license granted to Licensee hereunder shall
                  immediately terminate and be of no further force and effect for products not yet manufactured.

                           (3) Sections 10, 11.a, 11.b and 12 shall survive
                  termination of this Agreement.

                           (4) Licensee, its Affiliates and sublicensees shall
                  be permitted to sell any inventory of Sensors and Instruments on hand at the effective date of termination, provided that no provision of this Agreement shall prevent Licensee, its Affiliates or sublicensees from practicing the Patent Rights or selling Sensors and Instruments after termination of this Agreement if the relevant Patent Rights have expired.

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

         9. Patent Prosecution and Maintenance.

                  a. Existing Patents and Patent Applications and Licensor Improvements. Licensor shall pay when due all maintenance fees for the Patent Rights in accordance with applicable law and regulation. Licensor shall prosecute the Patent Applications and any other applications comprising the Patent Rights, at Licensor's expense. If Licensor prosecutes any such patent application and a valid patent issues thereon, then Licensor shall maintain, including payment of any maintenance fees, any patents that issue on such patent application that Licensor prosecuted. If Licensor (and ICCM) fails to prosecute or maintain any such patent or patent application, Licensor shall so notify Licensee in a timely manner, and Licensee shall have the right, but not the obligation, to prosecute and maintain any such patent or patent application, at Licensee's expense, and Licensor shall then promptly assign to Licensee ownership of such patent or patent application if owned by Licensor or assign its license to Licensee if the patent or patent application is licensed to Licensor. Licensor shall provide Licensee with copies of all relevant documentation on a confidential basis so that Licensee may undertake such prosecution or maintenance it assumes, and both parties shall keep the other informed and apprised of the continuing prosecution and maintenance with respect to all Patent Rights.

                  b. Future Patents and Patent Applications Covering Licensee Improvements. Licensee shall have the right, but not the obligation, to prosecute and maintain any patent applications covering any modifications or improvements it creates to the Sensors and Instruments, at Licensee's expense. All such modifications and improvements shall be solely owned by Licensee. Licensee shall determine in its sole discretion whether any particular patent application shall be filed or prosecuted or any patent shall be maintained pursuant to this Section 9.b. Any such patent application and patent shall be in the name of Licensee and shall not be part of the Patent Rights.

         10. Infringement.

                  a. Action by Licensor. When information comes to the attention of Licensor or Licensee to the effect that any of the Patent Rights have been or are threatened to be infringed by a third party, Licensor shall have the initial right, but not the obligation, at its expense, to take such action as Licensor may deem necessary to prosecute or prevent such Third Party Infringement, including the right to bring any suit, action or proceeding (or defend a declaratory judgement action) involving any such Third Party Infringement. Licensor shall notify Licensee promptly of the receipt of any such information and of the commencement of any such suit, action or proceeding. If Licensor determines that it is necessary or desirable for Licensee to join any such suit, action or proceeding, Licensee shall execute all documents and perform such other acts as may be reasonably required. In the event that Licensor brings a suit, any sums recovered in such suit or in settlement thereof shall be distributed as follows: (i) first to Licensor for reimbursement for all costs and expenses, including reasonable attorneys' fees, involved in such suit; (ii) second to Licensor for accrued and unpaid royalties, if any; and (iii) the balance, if any, *** percent (***%) to Licensee and *** percent (***%) to Licensor.

                  b. Action by Licensee. If, within ninety (90) days after receipt of infringement information described in Section 10.a or after giving ninety (90) days notice to Licensee of such information, Licensor does not notify Licensee that Licensor has commenced suit against any infringer, Licensee shall have the right, but not the obligation, to bring suit (or defend a declaratory judgement action) for such alleged Third Party Infringement. Licensee may join Licensor and/or ICCM as party plaintiff (or declaratory judgement defendant), if appropriate, or if Licensor and/or ICCM is not joined Licensor and/or ICCM shall assign the relevant Patent Rights to Licensee. Licensor and ICCM shall execute all documents and take all other actions, including giving testimony, which may reasonably be required in connection with such suit, action or proceeding. Licensor hereby grants to Licensee the right to exclusive control of any such suit, action or

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

         proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding. In the event that Licensee brings a suit, any sums recovered in such suit or in settlement thereof shall be distributed as follows: (i) first to Licensee for reimbursement for all costs and expenses, including reasonable attorneys' fees, involved in such suit; (ii) second to Licensor for accrued and unpaid royalties, if any; and (iii) the balance, in any, *** percent (***%) to Licensee and *** percent (***%) to Licensor.

                  c. Joint Action. If a third party infringes any Patent Rights and any relevant patent owned by Licensee, Licensor and Licensee may elect to jointly bring (or jointly defend in a declaratory judgement action) a suit, action or proceeding to stop all Third Party Infringement and infringement of patents owned by Licensee, and will equally share all costs and expenses, including reasonable attorneys' fees, involved in such suit. In the event that Licensor and Licensee jointly bring a suit, any sums recovered in such suit or in settlement thereof shall be distributed as follows: (i) first to Licensor and Licensee for reimbursement for all costs and expenses, including reasonable attorneys' fees, involved in such suit; (ii) second to Licensor for accrued and unpaid royalties; if any; and (iii) the balance, if any, *** percent (***%) to Licensee and *** percent (***%) to Licensor. If one party hereto elects not to join in such suit after ninety (90) days notice, the other party many proceed with the suit as provided in Section 10.a or 10.b, as the case may be.

                  d. Enforcement of Licensee Patents. Licensee shall have sole authority and responsibility for enforcing Licensee-owned patents against infringement.

                  e. Reduction of License Payments Due to Competitive Product and Suit. Notwithstanding the parties' efforts pursuant to Sections 10.a-10.c, if a competitor is selling or offering to sell a product that infringes any of the independent claims of U.S. Patent No. *** (or reissue or reexamination patents thereof) and which is competitive with Sensors or Instruments, then:

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                           (1) if the Third Party Infringement is in a Major
                  Country, the Minimum Royalty Payments shall be suspended as long as the Third Party Infringement continues, and will only resume when all such Third Party Infringement ceases in all Major Countries, the resumption being at the minimum royalty rate in effect at the time the suspension began;

                           (2) if the Third Party Infringement is anywhere in
                  the world and Licensee's fiscal annual Net Sales are decreased in any given country by *** percent (***%) or more of any prior fiscal annual level in the previous three (3) years in such given country, then the royalties owed to Licensor under Sections 3.c and 3.d for such country(ies) shall continue to accrue but the amount that is payable shall be reduced by *** with respect to sales in the country in which Net Sales have so decreased by *** percent (***%) so long as the Third Party Infringement continues in such country, and unpaid accrued amounts shall only be payable out of any sums recovered from actions brought under Sections 10.a-c, and in addition;

                           (3) if Licensee brings a suit, action or proceeding
                  (or defends a declaratory judgement action) associated with the Third Party Infringement, all royalties thereafter accruable to Licensor under Sections 3.c and 3.d (but not including amounts payable under Section 3.b) shall be creditable against all costs and expenses, including reasonable attorneys' fees, and damages involved in such suit (and to the extent so credited such royalties shall not be payable to Licensor) until all such costs, expenses and damages have been recovered by Licensee using credited royalties and any settlement or judgement amount collected from the infringer. Ongoing Licensor royalties shall only restart and be payable to Licensor for Net Sales which result in royalties which exceed all such Licensee costs, expenses and damages.

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                  f. Action Against Licensee. Licensor will cooperate with Licensee in the defense of any suit, action or proceeding against Licensee, or any Affiliate or sublicensee of Licensee, alleging the infringement of a patent or other intellectual property right owned by a third party by reason of the use of the Patent Rights in the manufacture, use, promotion or sale of Sensors and/or Instruments. Licensee shall give Licensor prompt notice of the commencement of any such suit, action or proceeding or claim of infringement. Licensor hereby grants to Licensee the right to exclusive control of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding and shall provide all information and assistance necessary to defend or settle any such suit, action or proceeding. Licensee may join Licensor as a defendant, if necessary or desirable, and Licensor shall execute all documents and take all other actions, including giving testimony, which may reasonably be required in connection with the defense of such suit, action or proceeding. Licensee shall be solely responsible for all out-of-pocket defense costs (including attorney fees) incurred by Licensee with the defense of such suit, action or proceeding, and Licensee shall be entitled to retain any recovery associated with such suit, action or proceeding. Licensor shall be responsible to Licensee for half of any damages awarded to such third party in such suit, action or proceeding, or in settlement thereof. Licensor shall pay Licensee its share of such damages as follows:

                  Within thirty (30) days of a final judgement or settlement, an amount not to exceed all royalties paid to Licensor during the period the suit, action or proceeding was pending, and to the extent any amount of Licensor's share of such damages remains, Licensee shall take a credit against all royalties thereafter payable to Licensor under Section 3.c (but not including amounts payable under Section 3.b) until all such Licensor's share of damages is paid.

         g. ***

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

         11. Indemnification and Insurance.

                  a. Indemnification by Licensor. Licensor shall indemnify, hold harmless, defend and protect Licensee and its Affiliates, sublicensees, successors, assigns, employees, representatives and agents from and against any and all claims, causes of action, costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys' fees) arising out of or resulting from (i) any breach by Licensor of this Agreement, (ii) any claim by ICCM that OSI is in breach of the ICCM License and which breach is cured by Nellcor, (iii) any claim that any rights within Patent Rights were granted by Licensor to any third party, or (iv) any unlawful misappropriation by Licensor of trade secrets or proprietary rights belonging to any third party. Licensee shall have the right to deduct any amount to which it is entitled to indemnification hereunder against royalties or other payments due under Sections 3.a, 3.c and 3.d as long as Licensee pays all such deducted amounts to a third party escrow agent, which is reasonably satisfactory to Licensee and Licensor, to be held until the indemnification claim is resolved.

                  b. Indemnification by Licensee. Licensee shall indemnify, hold harmless, defend and protect Licensor and its Affiliates, successors, assigns, employees, representatives and agents, from and against any and all claims, causes of action, costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys' fees) arising out of or resulting from any breach by Licensee of this Agreement.

                  c. OSI Breach of ICCM License. In addition to rights NPB has under Section 11.a, if OSI breaches the ICCM License more than once, and NPB chooses to cure such breaches, the ICCM License shall immediately revert from OSI and be assigned to NPB by OSI and NPB shall immediately assume all OSI rights and obligations under the ICCM License. In addition, if the cure of any single breach by OSI costs NPB one million dollars ($1,000,000) or more to correct, the ICCM License shall immediately revert from OSI and be assigned to NPB by OSI and NPB shall immediately assume all OSI rights and obligations under the ICCM License. NPB may only exercise its rights under this Section 11.c only if NPB is in compliance with this Agreement.

         12. Confidentiality.

                  Each party agrees not to disclose to any third party or use the other party's Confidential Information, as defined in this Section 12, other than for purposes of this Agreement. Upon termination of this Agreement, all Confidential Information shall be returned to the disclosing party. "Confidential Information" means any information which is disclosed in any tangible form and is clearly labeled or marked as confidential, proprietary or its equivalent, or information which is disclosed orally or visually, is designated confidential, proprietary or its equivalent at the time of its disclosure and is reduced to writing and clearly marked or labeled as confidential, proprietary or its equivalent within thirty (30) days of disclosure; provided that "Confidential Information" shall not include information that (i) was in the receiving party's possession or was known to it prior to its receipt from the disclosing party; (ii) is or becomes public knowledge without the fault of the receiving party; (iii) is or becomes rightfully available on an unrestricted basis to the receiving party from a source other than the disclosing party; (iv) becomes available on an unrestricted basis to a third party from the disclosing party or from someone acting under its control; (v) is independently developed by the receiving party as demonstrated by its written records.

         13. Covenant Not to Compete

                  So long as Licensee's license is in force and is exclusive, Licensor agrees not to compete with Licensee by making and/or selling any product for any third party or providing any service to any third party in the Field of Use. Licensor retains the right to make and/or sell any existing or future product for any third party or to provide service to any third party outside of the Field of Use.

         14. Miscellaneous.

                  a. Public Announcements. Each of the parties hereto agrees that it will not, without the prior written consent of the other party, make any public announcement of this Agreement or any of the terms and conditions of this Agreement, except for such disclosure to the public or to governmental agencies as its counsel shall deem necessary to comply with applicable law, rule or regulation. Notwithstanding the foregoing, either party may disclose publicly that Licensor has granted Licensee an exclusive, worldwide license to manufacture and sell Sensors and Instruments within the Field of Use.

                  b. Assignment. Neither party may assign or otherwise transfer its rights and obligations under this Agreement without the prior written consent of the other party, except to (i) an Affiliate, provided that the original party to the Agreement remains obligated to perform under this Agreement or (ii) any successor in interest of all or substantially all of the business of such party relating to the licensed Patent Rights, whether by merger, operation of law, assignment, purchase or otherwise. Any prohibited assignment shall be null and void. All terms and conditions of this Agreement shall be binding on and inure to the benefit of the successors and permitted assigns of the parties.

                  c. Relationship. This Agreement shall not constitute either party as the legal representative, partner, joint venturer or agent of the other party hereto, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party hereto.

                  d. Entire Agreement; Amendment. This Agreement, the Supplemental Agreement, the ICCM License and the Supplier Agreement constitute the entire agreement between the parties hereto relative to the subject matter hereof, and supersedes any and all prior agreements, written or oral, between the parties relating to such subject matter. No modifications or amendments of any of the terms hereof shall be valid or binding unless made in writing and signed by Licensor and Licensee.

                  e. Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing.

                  f. Patent Recording. Licensor agrees to execute documents in the form given in Exhibit C for recording (at Licensee's expense) with the United States Patent Office for each patent included in the Patent Rights which issues in the United States. Licensor will cause such documents to be filed with the United States Patent Office for recording within thirty (30) days of the Effective Date of this Agreement or within thirty (30) days of issuance, whichever occurs later. Licensor further agrees to cooperate in executing and filing any additional forms necessary to perfect rights of Licensee granted herein. Licensee agrees to cooperate in executing and filing any additional forms desired by Licensor (at Licensor's expense) in the event the license to Licensee becomes nonexclusive or is terminated.

                  g. Notices. Notice permitted or required to be given under this Agreement shall be deemed sufficient if given in writing by facsimile, commercial air delivery service or by registered or certified air mail, postage prepaid, return receipt requested, addressed to the respective addresses of the parties set forth below or at such other address as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon the earlier of: (i) receipt by the party to which notice is given (which, in the instance of a facsimile, shall be deemed to have occurred at the time that the machine transmitting the facsimile verifies a successful transmission of the facsimile); (ii) on the fifth business day following the date such notice was deposited in the mail; or (iii) on the second business day following the date such notice was delivered to a commercial air delivery service. Notices shall be given as follows:

                      If to Licensor:   Optical Sensors Incorporated
                                        7615 Golden Triangle Drive
                                        Suite C
                                        Minneapolis, Minnesota  55344
                                        Attn:  Chief Executive Officer
                                        Fax:  (952) 914-9441

                      If to Licensee:   Nellcor Puritan Bennett, Inc.
                                        4280 Hacienda Drive
                                        Pleasanton, California  94588

                                        Attn:  President, Nellcor Business Unit
                                        Fax:  (925) 463-4420

                      With a copy to:   Nellcor Puritan Bennett, Inc.
                                        4280 Hacienda Drive
                                        Pleasanton, California  94588
                                        Attn:  General Counsel
                                        Fax:  (925) 463-4420

                  h. Severability. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect. Further, should any provision of this Agreement be deemed unenforceable by virtue of its scope, such provision shall be deemed limited to the extent necessary to render the same enforceable.

                  i. Governing Law. This Agreement will be construed in accordance with, and governed by, the laws of the State of California in all respects, including, without limitation, interpretation, performance, effect and remedies (without regard to the laws of conflict of any jurisdiction).

                  j. Headings. The headings of sections and subsections of this Agreement have been inserted for the convenience of reference only and shall in no way restrict or otherwise modify the terms on this Agreement.

                  k. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the date and year written below.

                                        OPTICAL SENSORS INCORPORATED


                                        By   /s/ Paulita M. LaPlante
                                           ----------------------------
                                            Paulita M. LaPlante
                                            President

                                        Date:  September 28, 2001
                                             --------------------------



                                        NELLCOR PURITAN BENNETT INCORPORATED


                                        By  /s/ Doris E. Engibous
                                          -------------------------------------
                                            Doris E. Engibous
                                            President

                                        Date:  September 28, 2001
                                             --------------------------

                                   EXHIBIT A1
                                   ----------

                         Patents and Patent Applications

-----------------------------------------------------------------------------------------------------------------------------
OSI           Country    Patent No. or     Title                               Status
Reference                Appl. No.
No.
-----------------------------------------------------------------------------------------------------------------------------
0379-0046     US         5,579,763         MEASUREMENT OF SYSTEMIC PERFUSION   Issued, 2nd Maintenance Fee due June 3,
                                                                               2004, no foreign filings
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.20  US         08/710,208        MINIMALLY INVASIVE MEASUREMENT OF   Abandoned, Filed September 13, 1996.
                                           SYSTEMIC PERFUSION
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.21  US         08/939,591        MINIMALLY INVASIVE MEASUREMENT OF   Abandoned, Filed September 29, 1997.
                                           SYSTEMIC PERFUSION
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.22  US         6,055,447         MINIMALLY INVASIVE MEASUREMENT OF   Issued, 1st Maintenance Fee due October
                                           SYSTEMIC PERFUSION                  24, 2003
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.23  US         6,216,024         METHOD AND DEVICE FOR ASSESSING     Issued, 1st Maintenance Fee due March 24,
                                           PERFUSION FAILURE IN A PATIENT      2002
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.40  PCT Pub.   PCT/US98/20118    MINIMALLY INVASIVE MEASUREMENT OF   In National Phase in EPO, Australia,
from                     WO 99/16346       SYSTEMIC PERFUSION                  Canada, Japan, Filed September 25, 1998,
00379-0046.23                                                                  Published
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.43  EPO        98948547.9        METHOD AND DEVICE FOR ASSESSING     Pending, Filed September 25, 1998,
                                           PERFUSION FAILURE IN A PATIENT      Designated France, Germany, UK, Italy,
                                                                               Netherlands, and Spain. Bibliographic
                                                                               data published July 19, 2000 under
                                                                               EP-A-1018933.
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.44  Japan      2000-513493       METHOD AND DEVICE FOR ASSESSING     Pending, Filed September 25, 1998
                                           PERFUSION FAILURE IN A PATIENT
-----------------------------------------------------------------------------------------------------------------------------
0379-0046.24  US         6,258,046         METHOD AND DEVICE FOR ASSESSING     Issued,
                                           PERFUSION FAILURE IN A PATIENT BY
                                           MEASUREMENT OF BLOOD FLOW
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
0379-0046WO2  PCT Pub.   PCT.US00/08683    METHOD AND DEVICE FOR ASSESSING     In National Phase, entered during
                         WO 00/59372       PERFUSION FAILURE IN A PATIENT BY   September 2001 designating EPO, Japan,
                                           MEASUREMENT OF BLOOD FLOW           Australia, and Canada
-----------------------------------------------------------------------------------------------------------------------------
TBD           Austrailia NA                METHOD AND DEVICE FOR ASSESSING     NA
                                           PERFUSION FAILURE IN A PATIENT BY
                                           MEASUREMENT OF BLOOD FLOW
-----------------------------------------------------------------------------------------------------------------------------
TBD           Canada     NA                METHOD AND DEVICE FOR ASSESSING     NA
                                           PERFUSION FAILURE IN A PATIENT BY
                                           MEASUREMENT OF BLOOD FLOW
-----------------------------------------------------------------------------------------------------------------------------
TBD           EPO        NA                METHOD AND DEVICE FOR ASSESSING     NA
                                           PERFUSION FAILURE IN A PATIENT BY
                                           MEASUREMENT OF BLOOD FLOW
-----------------------------------------------------------------------------------------------------------------------------
TBD           Japan      NA                METHOD AND DEVICE FOR ASSESSING     NA
                                           PERFUSION FAILURE IN A PATIENT BY
                                           MEASUREMENT OF BLOOD FLOW
-----------------------------------------------------------------------------------------------------------------------------
0379-0048     US         6,071,237         pCO2 DETERMINATION IN THE TRACHEA   Issued, 1st Maintenance Fee due December
                                                                               6, 2003
-----------------------------------------------------------------------------------------------------------------------------
0379-0048.40  PCT Pub.   PCT/US00/04305    pCO2 DETERMINATION IN THE TRACHEA   In National Phase, entered during month of
                                                                               August 2001 designating EPO, Japan,
                                                                               Australia, and Canada
-----------------------------------------------------------------------------------------------------------------------------
TBD           Austrailia NA                pCO2 DETERMINATION IN THE TRACHEA   NA
-----------------------------------------------------------------------------------------------------------------------------
TBD           Canada     NA                pCO2 DETERMINATION IN THE TRACHEA   NA
-----------------------------------------------------------------------------------------------------------------------------

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

-----------------------------------------------------------------------------------------------------------------------------
TBD           EPO        NA                pCO2 DETERMINATION IN THE TRACHEA   NA
-----------------------------------------------------------------------------------------------------------------------------
TBD           Japan      NA                pCO2 DETERMINATION IN THE TRACHEA   NA
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------
***           ***        ****              ***                                 ***
-----------------------------------------------------------------------------------------------------------------------------

*** Portions of this Exhibit have been omitted pending a confidential treatment request by the Company.

                                   EXHIBIT A2
                                   ----------

                         Patents and Patent Applications

-----------------------------------------------------------------------------------------------------------------------------
OSI           Country    Patent No. or     Title                               Status
Reference                Appl. No.
No.
-----------------------------------------------------------------------------------------------------------------------------
0379-0031     US         5,672,515         SIMULTANEOUS DUAL EXCITATION /      Issued, 2nd Maintenance fee due March 30th,
                                           SINGLE EMISSION FLUORESCENT         2005.
                                           SENSING TECHNIQUE FOR pH
-----------------------------------------------------------------------------------------------------------------------------
0379-0031.40  PCT Pub.   PCT/US96/13791    SIMULTANEOUS DUAL EXCITATION /      In National Phase in EPO, Canada, and Japan,
                         WO 97/10495       SINGLE EMISSION FLUORESCENT         Filed August 27, 1996, Published
                                           SENSING TECHNIQUE FOR pH
-----------------------------------------------------------------------------------------------------------------------------
0379-0031.41  Canada     2,231,771         SIMULTANEOUS DUAL EXCITATION /      Pending, 1st Office Action Received
                                           SINGLE EMISSION FLUORESCENT
                                           SENSING TECHNIQUE FOR pH
-----------------------------------------------------------------------------------------------------------------------------
0379-0031.42  EPO        96929074.1        SIMULTANEOUS DUAL EXCITATION /      Pending, August 27, 1996 Filing Date.
                                           SINGLE EMISSION FLUORESCENT         Designated France, Germany, UK, Italy,
                                           SENSING TECHNIQUE FOR pH            Netherlands, and Spain. Bibliographic data
                                                                               published July 1, 1998 under EP-A-0850409
-----------------------------------------------------------------------------------------------------------------------------
0379-0031.43  Japan      9-511977          SIMULTANEOUS DUAL EXCITATION /      Pending, August 27, 1996 Filing Date.
                                           SINGLE EMISSION FLUORESCENT         Published October 26, 1999 under 11-512521.
                                           SENSING TECHNIQUE FOR pH            Request for examination not filed.
-----------------------------------------------------------------------------------------------------------------------------
0379.0034 &   US         5,714,121         OPTICAL CARBON DIOXIDE SENSOR AND   Issued, 1st maintenance fee due August 3,
 .10                                        ASSOCIATED METHODS OF MANUFACTURE   2001.
-----------------------------------------------------------------------------------------------------------------------------
0379.0034.40  PCT Pub.   PCT/US96/15353    OPTICAL CARBON DIOXIDE SENSOR AND   In National Phase in EPO, Australia, Canada,
                         WO 97/12227       ASSOCIATED METHODS OF MANUFACTURE   and Japan, Filed September 25, 1996, Published
-----------------------------------------------------------------------------------------------------------------------------
0379.0034.41  Austrailia 715,086           OPTICAL CARBON DIOXIDE SENSOR AND   Issued
                                           ASSOCIATED METHODS OF MANUFACTURE
-----------------------------------------------------------------------------------------------------------------------------
0379.0034.42  Canada     2,233,284         OPTICAL CARBON DIOXIDE SENSOR AND   Pending, Filed September 25, 1996, A Request
                                           ASSOCIATED METHODS OF MANUFACTURE   for Examination not filed.
-----------------------------------------------------------------------------------------------------------------------------
0379.0034.43  EPO        96933131.3        OPTICAL CARBON DIOXIDE SENSOR AND   Pending, Filed September 25, 1996, Designated
                                           ASSOCIATED METHODS OF MANUFACTURE   France, Germany, UK, Italy, Netherlands, and
                                                                               Spain. Bibliographic data published August 19,
                                                                               1998 under EP-A-0858594. Response to 1st
                                                                               office action filed September of 2000.
-----------------------------------------------------------------------------------------------------------------------------
0379.0034.44  Japan      9-513592          OPTICAL CARBON DIOXIDE SENSOR AND   Pending, Filed September 25, 1996, Published
                                           ASSOCIATED METHODS OF MANUFACTURE   on November 2, 1999 under 11-512819. Request
                                                                               for examination not filed.
-----------------------------------------------------------------------------------------------------------------------------
0379-0039     US         5,690,215         DEVICE FOR MAINTAING THE PARTIAL    Issued, 2nd Maintenance Fee due May 25, 2005.
                                           PRESSURE OF A DISSOLVED GAS IN A
                                           FLUID AND RELATED METHODS OF USE
-----------------------------------------------------------------------------------------------------------------------------
0379-0039.40  PCT Pub.   PCT/US97/08795    DEVICE FOR MAINTAING THE PARTIAL    In National Phase in EPO, Australia, Canada,
                         WO 98/01365       PRESSURE OF A DISSOLVED GAS IN A    Japan, Filed May 21, 1997, Published
                                           FLUID AND RELATED METHODS OF USE
-----------------------------------------------------------------------------------------------------------------------------
0379-0039.41  Austrailia 712,791           DEVICE FOR MAINTAING THE PARTIAL    Issued
                                           PRESSURE OF A DISSOLVED GAS IN A
                                           FLUID AND RELATED METHODS OF USE
-----------------------------------------------------------------------------------------------------------------------------
0379-0039.42  Canada     2,259,412         DEVICE FOR MAINTAING THE PARTIAL    Pending, Filed September 21, 1997, A Request
                                           PRESSURE OF A DISSOLVED GAS IN A    for Examination filed May of 2001.
                                           FLUID AND RELATED METHODS OF USE
-----------------------------------------------------------------------------------------------------------------------------
0379-0039.43  EPO        97928652.3        DEVICE FOR MAINTAING THE PARTIAL    Pending, Filed September 21, 1997,
                                           PRESSURE OF A DISSOLVED GAS IN A    Designated France, Germany, UK, Italy,
                                           FLUID AND RELATED METHODS OF USE    Netherlands, and Spain. Bibliographic data
                                                                               published July 21, 1999 under EP-A-0929470.
-----------------------------------------------------------------------------------------------------------------------------
0379-0039.44  Japan      10-505185         DEVICE FOR MAINTAING THE PARTIAL    Pending, Filed September 21, 1997
                                           PRESSURE OF A DISSOLVED GAS IN A
                                           FLUID AND RELATED METHODS OF USE
-----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

     Methodology Currently Used for Calculating Direct Cost of Manufacturing


         At the beginning of each calendar year, Licensee projects total manufacturing overhead costs, total purchased materials cost, and total direct labor hours to produce product for sale for such year. Manufacturing overhead costs consist of the costs of facilities, utilities, staff, travel and expenses related to the production of product as accumulated in individual departmental budgets. Total purchased materials costs are estimated by suppliers. Total direct labor hours are estimated by extending engineered per unit direct labor hours multiplied by the projected unit production of products. Total manufacturing overhead costs are then divided by total direct labor hours to arrive at a per direct labor hour manufacturing overhead rate. The average cost of any individual product is determined by applying a direct labor rate and a manufacturing overhead rate against the estimated direct labor hours for that product, plus direct material costs. Total cost of sales for that product for the year is determined by multiplying unit sales by the per unit standard cost.

                                    EXHIBIT C
                                    ---------

                                Notice of License


To Whom It May Concern

         Notice is hereby given by Optical Sensors Incorporated, having its principal office at 7615 Golden Triangle Drive, Suite C, Minneapolis, Minnesota 55344 ("OSI"), and Nellcor Puritan Bennett, Inc., having its principle office at 4280 Hacienda Drive, Pleasanton, California 94588 ("Nellcor"), wherein OSI granted Nellcor an exclusive Field of Use license to practice the invention claimed by the following patent:

__________________, which was issued on ______________, entitled
____________________, including all divisionals, continuations, continuations-in-part, reissues, reexaminations or extensions thereof and any letters of patent that issue thereon.


OPTICAL SENSORS INCORPORATED


By:
   -------------------------------

Print Name:
           -----------------------

Title:
      ----------------------------

Date:
     -----------------------------